Exhibit 99.3

Assertio Therapeutics and Zyla Life Sciences Agree to Merge A Specialty Pharmaceutical Company Driving Growth through Commercial Excellence and Business Development March 17, 2020

Forward Looking Statement

Statements in this communication that are not historical facts are forward-looking statements that reflect Assertio's and Zyla's respective management's current expectations, assumptions and estimates of future performance and economic conditions. These forward-looking statements are made in reliance on the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements relate to, among other things, future events or the future performance or operations of Assertio and Zyla, respectively. All statements other than historical facts may be forward-looking statements; words such as "anticipate," "believe," "could," "design," "estimate," "expect," "forecast," "goal," "guidance," "imply," "intend," "may", "objective," "opportunity," "outlook," "plan," "position," "potential," "predict," "project," "prospective," "pursue," "seek," "should," "strategy," "target," "would," "will" or other similar expressions that convey the uncertainty of future events or outcomes are used to identify forward-looking statements. Such forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond the control of Assertio or Zyla. Factors that could cause Assertio's or Zyla's actual results (or the actual results of the new combined company) to differ materially from those implied in the forward-looking statements include: (1) the risk that the conditions to the closing of the proposed Merger are not satisfied, including the risk that required approvals for the proposed Merger from the stockholders of Assertio or Zyla are not obtained; (2) the occurrence of any event, change or other circumstances that either could give rise to the right of one or both of Assertio or Zyla to terminate the Agreement; (3) the risk of litigation relating to the proposed Merger; (4) uncertainties as to the timing of the consummation of the proposed transaction and the ability of each party to consummate the proposed Merger; (5) risks related to disruption of management time from ongoing business operations due to the proposed Merger; (6) unexpected costs, charges or expenses resulting from the proposed Merger; (7) the ability of the Assertio and Zyla to retain and hire key personnel; (8) competitive responses to the proposed Merger and the impact of competitive services; (9) certain restrictions during the pendency of the merger that may impact Assertio's or Zyla's ability to pursue certain business opportunities or strategic transaction; (10) potential adverse changes to business relationships resulting from the announcement or completion of the proposed transaction; (11) the combined company's ability to achieve the growth prospects and synergies expected from the transaction, as well as delays, challenges and expenses associated with integrating the combined company's existing businesses; (12) negative effects of this announcement or the consummation of the proposed Merger on the market price of Assertio's or Zyla's common stock, credit ratings and operating results; and (13) legislative, regulatory and economic developments, including changing business conditions in the industries in which Assertio and Zyla operate. These risks, as well as other risks associated with the proposed transaction, will be more fully described in the joint proxy statement/prospectus that will be filed with the United States Securities and Exchange Commission (the "SEC") in connection with the proposed transaction. Investors and potential investors are urged not to place undue reliance on forward-looking statements in this communication, which speak only as of this date. While Assertio or Zyla may elect to update these forward-looking statements at some point in the future, each specifically disclaims any obligation to update or revise any forward-looking-statements contained in this press release whether as a result of new information or future events, except as may be required by law. Nothing contained herein constitutes or will be deemed to constitute a forecast, projection or estimate of the future financial performance of Assertio, Zyla, the new holding company or the combined company, whether following the implementation of the proposed transaction or otherwise.

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No Offer or Solicitation

This communication relates to a proposed business combination involving Assertio and Zyla. The information in this communication is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy any securities or the solicitation of any vote in any jurisdiction pursuant to the proposed transactions or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed Merger. The proposed Merger will be submitted to Assertio's stockholders and Zyla's stockholders for their consideration. In connection with the proposed Merger, Assertio and Zyla intend to file a joint proxy statement (the "Joint Proxy Statement") in connection with the solicitation of proxies by Assertio and Zyla in connection with the proposed Merger. Assertio intends to file a registration statement on Form S-4 (the "Form S-4") with the SEC, in which the Joint Proxy Statement will be included as a prospectus. Assertio and Zyla also intend to file other relevant documents with the SEC regarding the proposed Merger. The definitive Joint Proxy Statement will be mailed to Assertio's stockholders and Zyla's stockholders when available. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED MERGER, INVESTORS AND STOCKHOLDERS OF ASSERTIO AND INVESTORS AND STOCKHOLDERS OF ZYLA ARE URGED TO READ THE DEFINITIVE REGISTRATION STATEMENT, INCLUDING THE JOINT PROXY STATEMENT, REGARDING THE PROPOSED MERGER (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER.

The Joint Proxy Statement, any amendments or supplements thereto and other relevant materials, and any other documents filed by Assertio or Zyla with the SEC, may be obtained once such documents are filed with the SEC free of charge at the SEC's website at www.sec.gov or free of charge from Assertio at www.assertiotx.com or by directing a request to Assertio's Investor Relations Department at investor@assertiotx.com or free of charge from Zyla at www.zyla.com or by directing a Zyla's Investor Relations Department at ir@zyla.com.

Participants in the Solicitation

Assertio, Zyla and certain of their respective executive officers, directors, other members of management and employees may, under the rules of the SEC, be deemed to be "participants" in the solicitation of proxies in connection with the proposed Merger. Information regarding Assertio's directors and executive officers is available in its Proxy Statement on Schedule 14A for its 2019 Annual Meeting of Stockholders, that was filed with the SEC on April 8, 2019 and in its Annual Report on Form 10-K for the year ended December 31, 2019, that was filed with the SEC on March 10, 2020. Information regarding Zyla's directors and executive officers is available in its Proxy Statement on Schedule 14A for its 2019 Annual Meeting of Stockholders, that was filed with the SEC on November 6, 2019 and in its Annual Report on Form 10-K for the year ended December 31, 2018, that was filed with the SEC on April 30, 2019. These documents may be obtained free of charge from the sources indicated above. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Joint Proxy Statement and other relevant materials relating to the proposed Merger to be filed with the SEC when they become available.

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4 | A Transformational Combination Driving Growth through Commercial Excellence and Business Development New Holding Company to Have a Leading Portfolio of Branded NSAIDs in the United States • One - stop shop for opioid alternatives • Important for patients and HCPs to have options when many are being taken away or limited Significant Cost and Revenue Synergies • Combined synergy potential upwards of $40 million, in addition to Assertio’s previously announced $15 million in annual acceleration of cost savings initiatives • Revenue synergies derived from complementary call points and expected increase in salesforce productivity Attractive Pro Forma Revenue 1 , Non - GAAP Adjusted EBITDA Margin, and Debt Profile • Pro forma: • 2019 net product sales of approximately $128 million 1 • 2020 non - GAAP adjusted EBITDA margin of greater than 25% • 2020 net debt to EBITDA leverage of two times, additional cash flow from Gralise royalties affords rapid pay down of debt Newco Primed to Take Advantage of Specialty Pharma Market Conditions • Platform, profitability and low leverage is a competitive advantage • Opportunities exist for additional company and product acquisitions 1 Combined company pro forma results includes 2019 Cambia and Zipsor net product sales and 2019 Zyla net product sales, as if the transaction had occurred on January 1, 2019

5 | Combined Company Highlights Deal Terms and Closing • Zyla shareholders will be entitled to 2.5 shares of common stock of holding company for each share of Zyla common stock held • Newly formed holding company will retain the Assertio name • Expected to close in the second quarter Portfolio and Selected 2019 & 2020 Pro Forma Financial Information • Eight branded products marketed in the U.S. • Pro forma: • 2019 net product sales of approximately $128 million 1 • 2020 non - GAAP adjusted EBITDA margin of greater than 25% • 2020 net debt to EBITDA leverage of two times Holding Company Ownership • Assertio 68% and Zyla 32% Board of Directors • Nine Member Board of Directors • Arthur Higgins Non - Executive Chairman of the Board • Five additional Assertio designated directors (excludes Mr. Higgins) • Three Zyla designated directors including Todd Smith and Tim Walbert, lead independent director Management and Headquarters • Todd Smith, President, CEO and director • Management team drawn from both companies • Headquarters in Lake Forest, Illinois Equity • Nasdaq listed, ticker symbol ASRT • Voting agreements with the majority of Zyla shareholders 1 Combined company pro forma results includes 2019 Cambia and Zipsor net product sales and 2019 Zyla net product sales, as if the transaction had occurred on January 1, 2019

6 | Synergies Will Create Robust Value Continued Focus on Operational Efficiency Reduction in Total Debt Upwards of $40 Million Continued Opportunities for Synergies SG&A • Commercial efficiencies • Duplicative overhead • Support functions and technology systems Operations • Supply chain optimization • Purchasing and procurement In addition to Assertio’s previously announced $15 million in acceleration of cost savings initiatives Quick, efficient integration due to both companies' management teams significant experience in mergers and acquisitions

7 | Combination Creates Sustainable Growth Provides complementary diversification Potential to unlock shareholder value Reduction in Total Debt Existing Portfolio Expected to Grow High Single Digits Reduction in Total Debt Ability to Accelerate Growth Through Smart Acquisitions Reduction in Total Debt Potential to Unlock Significant Shareholder Value Unique opportunity to acquire assets as a consolidator in a market ripe for integration

8 | A Leading Branded NSAID Portfolio Three Strategic Business Units Focused Across Multiple Therapeutic Areas Traditional NSAID Targets Ortho, Women’s Health, Podiatry, Urology Neurology Headache Hospital Inflammation and Pain

9 | 2015 Acquired underpromoted SPRIX in January 2015 and built commercial salesforce Launched commercial promotion of SPRIX in June 2015 Demonstrated commercial excellence with continued growth 2015 - 2018 Indicated in adult patients for the short term (up to 5 days) management of moderate to moderately severe pain that requires analgesia at the opioid level The Proven Power of Platform SPRIX® Nasal Spray

10 | Indocin Positioned to Grow The Only NSAID Available in the U.S. in a Suppository Form • The Indomethacin segment is large with over 2MM TRx annually , nearly exclusively in capsule formulation • Indocin represents a fraction of the segment (Indocin OS = 0.1%, Indocin Suppository = 0.04%) of this segment • Indocin Suppository stands alone in the suppository formulation and has experienced 66% growth over the last four years without promotion Key Take Away : With promotion, targeting, and medical education Indocin has opportunity to capture additional share and help improve patient outcomes INDOCIN is a nonsteroidal anti - inflammatory drug indicated for: • Moderate to severe rheumatoid arthritis including acute flares of chronic disease • Moderate to severe ankylosing spondylitis • Moderate to severe osteoarthritis • Acute painful shoulder (bursitis and/or tendinitis) • Acute gouty arthritis

11 | Driving Total Prescription Growth Significant Improvement and Execution for Cambia Only FDA - approved single - agent prescription NSAID that provides rapid onset of action and proven efficacy Total prescription data is based on Symphony prescriber level data. This includes estimates, which could cause minor fluctuations in historical comparisons. Although this data is not reflective of product revenues, management utilizes this metric to evaluate commercial strategy. Indicated for acute treatment of migraine attacks with or without aura

12 | Zipsor and Zorvolex Rapid non - opioid relief via unique ProSorb Dispersion Technology that results in peak plasma levels in 27 minutes Total prescription data is based on Symphony prescriber level data. This includes estimates, which could cause minor fluctuations in historical comparisons. Although this data is not reflective of product revenues, management utilizes this metric to evaluate commercial strategy. Proven Differentiated Diclofenac Options Indicated for mild to moderate pain Zorvolex provides 23% lower overall systemic exposure than other oral diclofenac options Indicated for mild to moderate acute pain and osteoarthritis pain

13 | ▪ Joined in March 2017 and brings over 35 years of pharmaceutical and healthcare industry experience ▪ Previously served as Chairman of Bayer HealthCare and helped transform the company into a global leader in global pharmaceutical and consumer healthcare ▪ Former Chairman, President and Chief Executive Officer of Enzon Pharmaceuticals and President of Abbott Laboratories’ Pharmaceutical Division ▪ Serves as a Senior Advisor to Blackstone ▪ Received a Bachelor’s of Science in Biochemistry from Strathclyde University, Scotland Arthur Higgins, President and Chief Executive Officer – Assertio Therapeutics ▪ Joined in October 2019 and brings over 25 years of pharmaceutical, medical device and biotechnology leadership ▪ Prior to Zyla, served as CEO and a Director of Iroko Pharmaceuticals Inc. ▪ Former Chief Commercial Officer of Ophthotech Corporation ▪ Former Executive Vice President, Chief Commercial Officer of Horizon Therapeutics ▪ Serves as a Director for BVI, a TPG Ophthalmology company, and Vault Nano ▪ Received a Bachelor’s of Arts in Political Science from Norwich University Todd Smith, President and Chief Executive Officer – Zyla Life Sciences Executive Leadership Agile, Dynamic, Experienced Leadership

14 | Transaction Next Steps Announce the deal and file merger agreement. Subject to customary review and closing requirements. Obtain shareholder approvals . Expected to close in the second quarter. Shares to be traded under Assertio Therapeutics (ASRT) on the Nasdaq. x Announce Review Close Working Towards a Second Quarter Close and Quick Integration

Supplemental Information

16 | Assertio Therapeutics Overview A Leading Specialty Pharmaceutical Company • Focus: Specialty pharmaceutical company focused on non - opioids and neurology, contemplating growth in rare disease space • Products: Cambia and Zipsor, both growing NSAIDs • Headcount: 125, including 72 sales representatives • Finances: • $108.8 million in net product sales for full year 2019 1 • $42.1 million in cash as of Q4 2019 • $138.4 million in non - GAAP adjusted EBITDA for the full year • On track to have zero debt • Corporate structure: Headquarters in Lake Forest, Illinois 1 Includes $63.1 million of Gralise net product sales. The Company announced on January 13, 2020 that it completed the sale of Gralise to Alvogen, Inc.

17 | Zyla Life Sciences Overview A Leading Commercial Company • Focus: Specialty pharmaceutical company focused on delivering differentiated products to doctors in a range of specialties including neurology, orthopedic surgery, women’s health, podiatry, physiatry and internal medicine • Products: Six differentiated products including SPRIX Nasal Spray, an NSAID that delivers opioid - level pain relief in a convenient form and INDOCIN suppository, which is most commonly used in the hospital • Headcount: 126, including 86 sales representatives • Finances : Will Report Full Year 2019 Earnings on 3/27/20 • $81.3 million in 2019 net product sales • $19.0 million in cash as of Q3 2019 • $6.5 million in cash flow • $104.5 million in debt • Corporate structure: Headquarters in Wayne, PA